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                                                                     EXHIBIT 3.6
                           CERTIFICATE OF CORRECTION
                     FILED TO CORRECT CERTAIN ERRORS IN THE
            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION
           FILED IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE
                           ON MAY 9,1988, AND IN THE
            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION
           FILED IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE
                                ON JULY 10, 1992


        Dell Computer Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware,

        DOES HEREBY CERTIFY:

        That in the Certificate of Amendment filed with the Secretary of State of Delaware on May 9, 1988 (the: "1988 Certificate of Amendment"), it was incorrectly stated that:

        "Article Fourth of the Certificate of Incorporation as amended shall read in its entirety as follows:"

        That such sentence in the 1988 Certificate of Amendment in its corrected form is as follows:

        "The first paragraph of Article Fourth of the Certificate of incorporation as amended shall read in its entirety as follows:"

        That in the second sentence of Paragraph SECOND of the Certificate of Amendment filed with the Secretary of State of Delaware on July 10, 1992 (the "1992 Certificate of Amendment"), it was incorrectly stated that:

        "Article Fourth of the Certificate of Incorporation as amended shall read in its entirety as follows:"

        That the second sentence of Paragraph SECOND of the 1992 Certificate of Amendment in its corrected form is as follows:

        "The first paragraph of Article Four of the Certificate of Incorporation as amended shall read in its entirety as follows:"





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        IN WITNESS WHEREOF, Dell Computer Corporation has caused its corporate seal to be hereunto affixed, and this Certificate to be signed by Michael S. Dell, its Chairman of the Board and Chief Executive Officer, and attested by Roger Bailey, its Assistant Secretary this 27th day of April, 1994.

                                      Dell Computer Corporation


                                      By: /s/ MICHAEL S. DELL
                                          -------------------------------------
                                      Michael S. Dell
                                      Chairman of the Board
                                      Chief Executive Officer


Attest:


By: /s/ ROGER BAILEY
    ------------------------
    Roger Bailey
    Assistant Secretary





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